CASH, CASH EQUIVALENTS, INVESTMENTS AND RESTRICTED CASH - Reconciliation of cash and cash equivalents and restricted cash (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CASH, CASH EQUIVALENTS AND RESTRICTED CASH
Cash and cash equivalents	$ 160,646	$ 312,799	$ 117,050	$ 84,046
Restricted cash	12,077	12,077	42,413	12,394
Total	$ 172,723	$ 324,876	$ 159,463	$ 96,440	$ 75,252	$ 133,346